Goldman Sachs Trust

Goldman Sachs Institutional Liquid Assets

ILA Units

ILA Administration Units
ILA Service Units
Cash Management Shares

Supplement dated March 20, 2002 to

Prospectuses dated May 1, 2001

In the Shareholder Guide of the above-referenced Prospectuses, the subsection “When Do Shares Begin Earning Dividends?” is revised for the Treasury Obligations Portfolio to reflect the following:

If an effective order and federal funds are received:	Dividends begin:

• By 4:00 p.m. New York time	Same business day
• After 4:00 p.m. New York time	Next business day

In the Shareholder Guide of the above-referenced Prospectuses, the subsection “When Will Redemption Proceeds Be Wired?” is revised for the Treasury Obligations Portfolio to reflect the following:

Redemption Request Received	Redemption Proceeds	Dividends

• By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
• After 4:00 p.m. New York time	Wired next business day	Earned on day request is received